SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 15, 2009

KENERGY SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

New Jersey	333-120507	20-1862816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Minneakoning Road Flemington, New Jersey	08822
(Address of principal executive offices)	(Zip Code)

908-788-0077
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On March 9, 2009, SpeechSwitch, Inc., now known as Kenergy Scientific, Inc., (the “Registrant” or the ‘ Company”) was notified by Bagell, Josephs, Levine & Company, LLC (“Bagell”) that they resigned as the Registrant’s independent registered public accounting firm. The resignation of Bagell as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 15, 2009.  Except as noted in the paragraph immediately below, the reports of Bagell on the Company’s  financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Bagell on the Company’s financial statements as of and for the years ended December 31, 2007 and 2006 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital, substantial accumulated deficits and negative cash flows from operations that raises doubt about its ability to continue as a going concern.

During the years ended December 31, 2007 and 2006 and through March 15, 2009, the Company had not had any disagreements with on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Bagell’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2007 and 2006 and through March 15, 2009, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Bagell with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Bagell is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On March 14, 2012  (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The decision to engage RBSM  as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)       Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Bagell, Josephs, Levine & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENERGY SCIENTIFIC ,INC.

Dated: April 18, 2012	By:	/s/ Kenneth P. Glynn
Name: Kenneth P. Glynn
Chief Executive Officer